UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 13, 2017

ASHFORD INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
    On September 13, 2017, Ashford Inc. (the “Company”) and Ashford Hospitality Advisors, LLC, the operating company of the Company (“Ashford LLC”) entered into an Amended and Restated Employment Agreement with two of the Company’s officers, David Brooks and Deric Eubanks (each, an “Amended and Restated Employment Agreement” and each officer above, an “Executive”).

Pursuant to each Amended and Restated Employment Agreement, each Executive will continue to serve in the position listed below in Ashford Inc., Ashford Hospitality Trust, Inc. and Ashford Hospitality Prime, Inc., and will receive a revised base salary and targeted bonus range as listed below, effective as of January 1, 2017.

Executive	Revised Base Salary	Revised Bonus Range	Title

David Brooks	$550,000	75% - 200%	Chief Operating Officer, General Counsel and Secretary

Deric Eubanks	$525,000	60% - 175%	Chief Financial Officer

In addition, the original employment agreements of the Executives have been amended to provide that if a Change of Control occurs during the term of the Executive’s employment and the Executive’s employment is terminated by the Company without Cause (or not renewed by the Company) or by the Executive for Good Reason on or before the one year anniversary of the effective date of the Change of Control (each capitalized term as defined in the applicable Amended and Restated Employment Agreement), such Executive will be entitled to accrued and unpaid salary and vacation to the date of such termination, severance payment, any unpaid incentive bonus from the prior year, reimbursement of all expenses through the date of termination, pro-rated bonus and welfare benefits, and all restricted equity securities held by the Executive will become fully vested. If a Change of Control occurs during the term of the Executive’s employment and the Executive’s employment is terminated by the Executive without Good Reason on or before the one year anniversary of the effective date of the Change of Control, then the Executive will be entitled to accrued and unpaid salary and vacation to the date of such termination, any unpaid incentive bonus from the prior year, reimbursement of all expenses through the date of termination, pro-rated bonus and welfare benefits, but only unvested restricted equity securities awarded prior to the date of the applicable Amended and Restated Employment Agreement will become fully vested and the unvested restricted equity securities awarded on or after such date will be forfeited by the Executive on the date of termination.

Also on September 13, 2017, the Company and Ashford LLC entered into an Amendment to Employment Agreement (the “Amendment to Employment Agreement”) with Monty J. Bennett, Chief Executive Officer of the Company, pursuant to which Mr. Bennett will be entitled to a revised base salary of $950,000 and a revised targeted bonus range of 100% - 250%, effective as of January 1, 2017.

Each Amended and Restated Employment Agreement and the Amendment to Employment Agreement are filed with this Form 8-K as Exhibits 10.1 - 10.3 and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by the terms of each Amended and Restated Employment Agreement and the Amendment to Employment Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated as of September 13, 2017, by and among Ashford Inc., Ashford Hospitality Advisors, LLC and David Brooks.
10.2	Amended and Restated Employment Agreement, dated as of September 13, 2017, by and among Ashford Inc., Ashford Hospitality Advisors, LLC and Deric Eubanks.
10.3	Amendment to Employment Agreement, dated as of September 13, 2017, by and among Ashford Inc., Ashford Hospitality Advisors, LLC and Monty J. Bennett.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2017

ASHFORD INC.

By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel